SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              Form 8-K/A

                            Amendment No. 1

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934.

                     Date of report: March 16, 1999

                           Lotus Pacific, Inc.
         (Exact name of registrant as specified in its charter)

                               Delaware
                          State of Organization

                               000-24999
                          Commission File Number

                              52-1947160
                       Employer Identification Number

      200 Centennial Avenue, Suite 201, Piscataway, New Jersey 08854
                   Address of Principal Executive Office

                            (732) 885-1750
           Registrant's Telephone Number, Including Area Code






Item 2.   Acquisition or Disposition of Assets


Registrant and TurboNet Communications, a California corporation ("TurboNet"), entered into an Acquisition Agreement dated March 15, 1999 and an Addendum to Acquisition Agreement dated March 31, 1999 (together, the "TurboNet Agreement"). Registrant, TurboNet and the existing shareholders of TurboNet (the "Prior Shareholders") entered into a Share Exchange Agreement dated
March 15, 1999 (the "Exchange Agreement"). Pursuant to the TurboNet Agreement and the Exchange Agreement, Registrant (i) on March 15, 1999, acquired 20,676,316 shares of the common stock of TurboNet representing an 81% equity interest in TurboNet and (ii) on April 5, 1999, issued to the Prior Shareholders 11,091,395 shares of Registrant's common stock valued at $80,000,000. Pursuant to the TurboNet Agreement, Registrant also agreed to provide TurboNet with $20,000,000 in cash as working capital. Pursuant to the Share Exchange Agreement, the Prior Shareholders agreed that the shares issued to them by Registrant are prohibited from being sold, in whole or in part, until TurboNet's annual gross revenue exceeds $30,000,000 with a before-tax annual net profit of not less than $6,000,000.

TurboNet is a developer of cable modem technologies and products, including DOCSIS compliant cable modem chipsets, TurboPort-MCNS cable network module, MCNS cable data bridge, and internal and external cable modems. TurboNet also provides cable modems and infrastructure on an OEM basis.

On March 15, 1999, Registrant and the existing shareholders of Arescom Inc., a California corporation ("Arescom"), entered into a Share Exchange Agreement (the "Arescom Agreement"). Pursuant to the Arescom Agreement, Registrant
(i) on March 15, 1999, acquired 142,673,690 shares of the common stock of Arescom representing an 81% equity interest in Arescom and (ii) on June 8, 1999, issued to the existing shareholders of Arescom 4,159,274 shares of Registrant's common stock valued at $30,000,000. Pursuant to the Arescom Agreement, Registrant also agreed to provide Arescom with $10,000,000 in cash as working capital, and Arescom's existing shareholders agreed not to sell the shares issued by to them by Registrant until Arescom's annual gross revenue exceeds $15,000,000 with a before-tax annual net profit of not less than $3,000,000.

Arescom designs, manufactures and markets inter-networking router equipment for PSTN, ISDN, xDSL and Ethernet environments. Arescom provides users with a broad range of remote access products that integrate voice and data along with Intelligent GUI and 100% remote management tools for set-up and network management. Arescom has established partners and channels throughout the world to develop and market its router products for vertical and mass communication markets. Its customers include ISPs, re-sellers and system integrators in North America.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


  (a) Financial Statements of the Businesses Acquired

      Financial statements of the businesses acquired are attached hereto as
      Exhibit 99.1 and Exhibit 99.2.

  (b) Pro Forma Financial Information

      Pro forma financial statements of the Registrant reflecting the acquisitions are attached hereto as Exhibit 99.3.

  (c) Exhibits

      2.1 Acquisition Agreement by and between Registrant and TurboNet Communications dated March 15, 1999.

      2.2 Addendum to Acquisition Agreement by and between Registrant and TurboNet Communications dated March 31, 1999.

      2.3 Share Exchange Agreement by and between Registrant, TurboNet Communications and the Shareholders of TurboNet Communications dated March 15, 1999.

      2.4 Share Exchange Agreement by and between Registrant and the Shareholders of Arescom Inc. dated March 15, 1999.

      99.1 Audited Financial Statements of Arescom Inc. for the Year Ended June 30, 1997.

      99.2 Audited Financial Statements of Arescom Inc. for the Year Ended June 30, 1998.

      99.3 Audited Financial Statements of Arescom Inc. for the Nine Months Ended June 30, 1999.

      99.4 Audited Financial Statements of TurboNet Communications for the Nine Months Ended March 31, 1999 and for the Years Ended June 30, 1998 and 1997.

      99.5 Pro Forma Condensed Consolidated Balance Sheet of Registrant as of March 31, 1999 and Pro Forma Condensed Consolidated Statement of Operations of Registrant for the Nine Months Ended March 31, 1999.






                                 Signatures



Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




                                        LOTUS PACIFIC, INC.


                                        Date:  January 28, 2000

                                        By:  /s/ Jeremy Wang
                                        ---------------------------
                                           Jeremy Wang, President






                          EXHIBIT INDEX


Exhibit No.                      Description
----------     --------------------------------------------------------

    2.1 Acquisition Agreement by and between Registrant and TurboNet Communications dated March 15, 1999.

    2.2 Addendum to Acquisition Agreement by and between Registrant and TurboNet Communications dated March 31, 1999.

    2.3 Share Exchange Agreement by and between Registrant, TurboNet Communications and the Shareholders of TurboNet Communications dated March 15, 1999.

    2.4 Share Exchange Agreement by and between Registrant and the Shareholders of Arescom Inc. dated March 15, 1999.

    99.1 Audited Financial Statements of Arescom Inc. for the Year Ended June 30, 1997.

    99.2 Audited Financial Statements of Arescom Inc. for the Year Ended June 30, 1998.

    99.3 Audited Financial Statements of Arescom Inc. for the Nine Months Ended June 30, 1999.

    99.4 Audited Financial Statements of TurboNet Communications for the Nine Months Ended March 31, 1999 and for the Years Ended June 30, 1998 and 1997.

    99.5 Pro Forma Condensed Consolidated Balance Sheet of Registrant as of March 31, 1999 and Pro Forma Condensed Consolidated Statement of Operations of Registrant for the Nine Months Ended March 31, 1999.